SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2007

PLATINUM RESEARCH ORGANIZATION, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52029	20-2842514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 421 - 1917 West 4th Avenue, Vancouver BC, Canada		V6J 1M7
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		604-689-4088

_______Not Applicable .
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMMUNICATION IS BEING MADE IN RESPECT OF THE PROPOSED CONTRIBUTION AGREEMENT TRANSACTION INVOLVING PLATINUM RESEARCH ORGANIZATION, INC. AND PLATINUM RESERCH ORGANIZATION, L.P. IN CONNECTION WITH THE PROPOSED TRANSACTION, PLATINUM RESEARCH ORGANIZATION, INC. WILL BE FILING A PROXY STATEMENT AND RELEVANT DOCUMENTS CONCERNING THE TRANSACTION WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). SHAREHOLDERS OF PLATINUM RESEARCH ORGANIZATION, INC. ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS CAN OBTAIN FREE COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS WHEN THEY BECOME AVAILABLE BY CONTACTING INVESTOR INFORMATION AT INFO@MARKETDIRECT-IR.COM OR BY MAIL AT PLATINUM RESEARCH ORGANIZATION, INC., INVESTOR RELATIONS, 1000113 445 PARK AVENUE, 9TH, NEW YORK, NEW YORK, 10022 OR BY TELEPHONE: 866-402-6760. IN ADDITION, DOCUMENTS FILED WITH THE SEC BY PLATINUM RESEARCH ORGANIZATION, INC. ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEB SITE AT WWW.SEC.GOV.

PLATINUM RESEARCH ORGANIZATION, INC. AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF PLATINUM RESEARCH ORGANIZATION, INC. IN CONNECTION WITH THE PROPOSED TRANSACTION. INFORMATION REGARDING THE SPECIAL INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSED TRANSACTION WILL BE INCLUDED IN THE PROXY STATEMENT OF PLATINUM RESEARCH ORGANIZATION, INC. DESCRIBED ABOVE. INFORMATION REGARDING PLATINUM RESEARCH ORGANIZATION, INC.'S DIRECTORS AND EXECUTIVE OFFICERS IS ALSO AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-KSB, WHICH WAS FILED WITH THE SEC ON APRIL 3, 2006. THIS DOCUMENT IS AVAILABLE FREE OF CHARGE AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV AND FROM INVESTOR RELATIONS AT PLATINUM RESEARCH ORGANIZATION, INC. AS DESCRIBED ABOVE.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) Bridge Loan

The Registrant has entered into a bridge loan agreement dated January 9, 2007 (the "Loan Agreement") with Platinum Research Organization L.P. ("Platinum LP"), pursuant to which the Registrant has loaned Platinum LP US$ 1,000,000 (the "Bridge Loan"). The Loan Agreement includes a secured promissory note for US$ 1,000,000 (the "Platinum LP Note") and corresponding security interest agreement (the "Security Agreement"). In connection with the Bridge Loan the Registrant and Platinum LP also entered into a subordination agreement (the "Subordination Agreement") with Seattle City Employees' Retirement System, a single-employer defined-benefit public employee retirement system ("SCERS").

The Platinum LP Note is due and payable six months from the date of issuance. The Platinum LP Note bears regular interest at an annual rate of 10% percent per annum. To secure Platinum LP's obligations under the Loan Agreement, Platinum LP and Platinum Intellectual Property L.P., a Texas limited partnership, of which Platinum LP is the sole limited partner ("PIP LP"), have agreed to grant the Registrant a security interest in substantially all of their assets, including without limitation their intellectual property, on the terms and conditions of the Security Agreement. The security interest to be granted under the Security Agreement is junior and subordinated to the security interest Platinum LP and PIP LP have granted to SCERS. The security interest granted under the Security Agreement will terminate upon payment or satisfaction of all of Platinum LP's obligations under the Loan Agreement.

A copy of the Loan Agreement, Platinum LP Note, Security Agreement and Subordination Agreement (the "Bridge Loan Documents") are filed as an exhibit to this Form 8-K and are incorporated in this Item 1.01(a) by reference. The description of the Bridge Loan Documents is qualified in its entirety by reference to the full text of the Bridge Loan Documents.

(b) Omnibus Amending Agreement

The Registrant has entered into an omnibus amending agreement dated January 9, 2007 ("Omnibus Agreement"), by and between Platinum LP, PIP LP, SCERS, Newlight Capital, LLC, a New York limited liability company ("Newlight"), and, for limited purposes, JP Morgan Chase Bank N.A. (the "Disbursement Agent"). The Omnibus Agreement amends certain terms of the senior secured note purchase agreement as well as certain other related loan documents, each dated as of December 3, 2004 (collectively, the "SCERS Loan Documents") by and between Platinum LP, PIP LP, Newlight, SCERS and the Disbursement Agent concerning a loan by SCERS to PIP LP in the principal amount of $6,000,000 (the "SCERS Loan").

The amendments set out in the Omnibus Agreement only become effective on the closing of the contribution agreement dated October 26, 2006 (the "Contribution Agreement") by and between the Registrant, Platinum LP and certain other parties to the Contribution Agreement. The Registrant will be bound to the terms of the Omnibus Agreement and underlying SCERS Loan Documents on closing of the Contribution Agreement.

A copy of the Omnibus Agreement is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01(b) by reference. The description of the Omnibus Agreement is qualified in its entirety by reference to the full text of the Omnibus Agreement.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMEMENT OF A REGISTRANT

The disclosure under Items 1.01 (a) and (b) above is incorporated herein by reference.

Under SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," the SCERS Loan will be recorded by the Registrant as a liability since it is an unconditional obligation that must be redeemed for cash.

ITEM 8.01 - OTHER EVENT

The Registrant has entered into an agreement to amend the Contribution Agreement dated for reference December 15, 2006 (the "Amending Agreement"). The amendments contained in the Amending Agreement are summarized as follows:

  addition of a new Section 6.24 to provide for the substitution of options issued to certain employees and consultants of Platinum LP;
  extension of the Outside Date of the Contribution Agreement to February 28, 2007, at which time the Contribution Agreement automatically terminates;
  Exhibit F has been amended to provide that the voting rights of the Preferred Stock are on an "as-converted" basis assuming the conversion of the Preferred Stock into Common Stock; and
  Sections 3.3, 3.6, 3.9(a) and 3.10(a) of the Disclosure Letter are supplemented to include certain options issued to certain employees and consultants of Platinum LP.

All other terms and conditions of the Contribution Agreement remain unchanged.

A copy of the Amending Agreement is filed as an exhibit to this Form 8-K and is incorporated in this Item 8.01 by reference. The description of the Amending Agreement is qualified in its entirety by reference to the full text of the Amending Agreement.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 1.01 of this Report, the following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Amending Agreement (to Contribution Agreement)
4.1	Loan Agreement
4.2	Platinum LP Promissory Note
4.3	Security Agreement
4.4	Subordination Agreement
4.5	Omnibus Amending Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2007

PLATINUM RESEARCH ORGANIZATION, INC.

By:

/s/ Cecelia Pineda
_________________________________
Cecelia Pineda, President & C.E.O.